UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2009 (October 16, 2009)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey  07656-0713

(Address of principal executive offices, including zip code)

(201) 307-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER ITEMS

On October 16, 2009, Hertz Global Holdings, Inc. (“Hertz Holdings”), the indirect parent company of The Hertz Corporation (“Hertz”), issued a press release announcing the pricing of an offering of $1.2 billion in aggregate principal amount of asset-backed notes by its subsidiary, Hertz Vehicle Financing LLC (“HVF”).  A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated by reference herein.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

Certain statements contained in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. Forward-looking statements include information concerning Hertz Holdings’ outlook, anticipated revenues, results of operations and implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “forecast” or similar expressions. These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz Holdings believes are appropriate in these circumstances. As you read this report, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect Hertz Holdings’ actual results and Hertz Holdings’ ability to implement its cost savings and efficiency initiatives successfully, and could cause Hertz Holdings’ actual results to differ materially from those expressed in the forward-looking statements. Some important factors include: Hertz Holdings’ operations; economic performance; financial condition; management forecasts; efficiencies, cost savings and opportunities to increase productivity and profitability; income and margins; liquidity; and availability of additional or continued fleet financing including as a result of the financial instability of the entities providing credit support; the financial instability of the manufacturers of our cars; anticipated growth; economies of scale; the economy; future economic performance; Hertz Holdings’ ability to maintain profitability during adverse economic cycles, potential tangible and intangible asset impairment charges and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); future acquisitions and dispositions; litigation; potential and contingent liabilities; management’s plans; taxes; and refinancing of existing debt. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this report might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to Hertz Holdings or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Hertz Holdings cautions you therefore that you should not rely unduly on these forward-looking statements. You should understand the risks and uncertainties discussed in “Risk Factors” and elsewhere in Hertz Holdings’ Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the United States Securities and Exchange Commission, or the “SEC,” on March 3, 2009, and in Hertz Holdings’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, as filed with the SEC on August 7, 2009, could affect Hertz Holdings’ future results and the outcome of Hertz Holdings’ implementation of its cost savings and efficiency initiatives, and could cause those results or other outcomes to differ materially from those expressed or implied in Hertz Holdings’ forward-looking statements.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit
Number	Description

99.1	Press Release of Hertz Holdings dated October 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President and Chief Financial Officer

Date:  October 22, 2009